UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SEI INSTITUTIONAL INTERNATIONAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

ADJOURNED MEETING NOTICE

YOUR IMMEDIATE ACTION IS REQUESTED!

Dear Shareholder:

Please be advised that the Special Meeting of shareholders of the International Fixed Income Fund (the “Fund”) held on January 18, 2010 has been adjourned until February 18, 2010.  For the reasons set forth in the proxy materials previously delivered to you, THE FUND’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL, AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF THE FUND’S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT!  Please take a moment now to vote your shares.  For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:

1.                 Speak to a live Proxy Specialist: By calling toll-free, 1-866-615-7268.  We can answer your questions and record your vote. (open: M-F 9:30am — 9pm, Sat 10am—6pm ET).

2.                 Vote by Telephone:  Dial the phone number located on your proxy card, enter the Control Number printed on the proxy card and follow the simple instructions.  Telephone voting is available 24 hours a day, 7 days a week.  THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3.                 Vote via Internet: Log on to the website listed on your proxy card, enter your Control Number printed on the upper portion of you proxy card and follow the simple instructions.

4.                 Vote by Mail: Sign and Date the enclosed proxy card and mail it back using the enclosed pre-paid postage envelope.

Thank you for your cooperation.

YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

ADJOURNED MEETING NOTICE

YOUR IMMEDIATE ACTION IS REQUESTED!

Dear Shareholder:

Please be advised that the Special Meeting of shareholders of the International Fixed Income Fund (the “Fund”) held on January 18, 2010 has been adjourned until February 18, 2010.  For the reasons set forth in the proxy materials previously delivered to you, THE FUND’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL, AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF THE FUND’S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT!  Please take a moment now to vote your shares.  For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:

5.                 Speak to a live Proxy Specialist: By calling toll-free, 1-877-257-9947.  We can answer your questions and record your vote. (open: M-F 9:30am — 9pm, Sat 10am—6pm ET).

6.                 Vote by Telephone:  Dial the phone number located on your proxy card, enter the Control Number printed on the proxy card and follow the simple instructions.  Telephone voting is available 24 hours a day, 7 days a week.  THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

7.                 Vote via Internet: Log on to the website listed on your proxy card, enter your Control Number printed on the upper portion of you proxy card and follow the simple instructions.

8.                 Vote by Mail: Sign and Date the enclosed proxy card and mail it back using the enclosed pre-paid postage envelope.

Thank you for your cooperation.

YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!